UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2007

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2007, Regions granted stock options, restricted stock, and performance-based cash incentive awards to its officers, directors, and key employees under various of its incentive plans. Award recipients included Jackson W. Moore, executive chairman, C. Dowd Ritter, president and chief executive officer, Alton E. Yother, chief financial officer, and G. Douglas Edwards, president and chief executive officer of Morgan Keegan & Company, Inc., who received awards as follows:

Mr. Moore -	192,858 stock options and 24,108 shares of restricted stock, and a variable cash payout of performance units under the Regions Financial Corporation 2006 Long Term Incentive Plan.

Mr. Ritter -	257,143 stock options, 32,143 shares of restricted stock, and a variable cash payout of performance units under the AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan

Mr. Yother -	57,143 stock options, 7,143 shares of restricted stock, and a variable cash payout of performance units under the AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan

Mr. Edwards -	42,858 stock options, 5,358 shares of restricted stock, and a variable cash payout of performance units under the Regions Financial Corporation 2006 Long Term Incentive Plan

Copies of the applicable forms of award agreements are included with this current report on Form 8-K as exhibits hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Form of stock option grant agreement under Regions Financial Corporation 2006 Long Term Incentive Plan.

99.2	Form of restricted stock grant agreement under Regions Financial Corporation 2006 Long Term Incentive Plan.

99.3	Form of stock option grant agreement under AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan.

99.4	Form of restricted stock grant agreement under AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan.

99.5	Form of performance unit agreement under AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan and Regions Financial Corporation 2006 Long Term Incentive Plan.

99.6	Form of stock option grant agreement dated as of April 24, 2007, between Regions Financial Corporation and Alton E. Yother.

99.7	Form of restricted stock grant agreement dated as of April 24, 2007, between Regions Financial Corporation and Alton E. Yother.

99.8	Form of performance unit agreement dated as of April 24, 2007, between Regions Financial Corporation and Alton E. Yother.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ John D. Buchanan
Name:	John D. Buchanan
Title:	Executive Vice President,
General Counsel and
Corporate Secretary

Date: April 30, 2007